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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) August 27, 1999


                             SFX ENTERTAINMENT INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  1-14993                13-3977880
(State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)           File No.)            Identification No.)


                               650 MADISON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10022
          (Address, including zip code, of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 838-3100

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                             SFX ENTERTAINMENT, INC.

ITEM 5.  OTHER EVENTS.

     On August 27, 1999, SFX acquired substantially all of the assets of Livent, Inc., and its affiliates, including three theaters and intellectual property rights to several current and future Broadway productions, in exchange for approximately $78 million in cash, including closing purchase adjustments, plus deferred purchase consideration having a net present value of approximately $18 million. The theaters acquired by SFX include the Ford Theatre in New York, the Ford Theatre in Chicago and the Pantages Theatre in Toronto.

     SFX financed the initial cash portion of the purchase price with proceeds from its August 1999 equity offering.

ITEM 7.  EXHIBITS.

     C.  Exhibits.

         Description                                                  Exhibit
         -----------                                                  -------
         Asset Purchase Agreement, dated as of May 28, 1999, among     10.1
         SFX Entertainment, Inc., Livent Inc., Livent (U.S.) Inc.,
         Livent Realty (New York) Inc., Livent Realty (Chicago)
         Inc. and Livent International Inc. and Amendments No. 1 and No. 2 thereto, dated June 14, 1999 and August 9, 1999, respectively (incorporated by reference to Amendment No. 2 to Form S-3 (File No. 333-84371) filed with the SEC on
         August 17, 1999).

         Amendment No. 3 to Asset Purchase Agreement, dated as of      10.2
         August 17, 1999, among Livent Inc., Livent International
         Inc., Livent (U.S.) Inc., Livent Realty (New York) Inc.,
         Livent Realty (Chicago) Inc. and SFX Entertainment, Inc.

         Amendment No. 4 to Asset Purchase Agreement, dated as of      10.3
         August 27, 1999, among Livent Inc., Livent International
         Inc., Livent (U.S.) Inc., Livent Realty (New York) Inc.,
         Livent Realty (Chicago) Inc. and SFX Entertainment, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SFX ENTERTAINMENT, INC.


Dated: September 8, 1999                 By: /s/ Richard A. Liese
                                            ---------------------------------
                                         Name:  Richard A. Liese
                                         Title: Senior Vice President and
                                                Associate General Counsel



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                                 EXHIBIT INDEX
                                 -------------

Description                                                              Exhibit
-----------                                                              -------

Asset Purchase Agreement, dated as of May 28, 1999, among SFX              10.1
Entertainment, Inc., Livent Inc., Livent (U.S.) Inc., Livent Realty
(New York) Inc., Livent Realty (Chicago) Inc. and Livent International
Inc. and Amendments No. 1 and No. 2 thereto, dated June 14, 1999 and
August 9, 1999, respectively (incorporated by reference to Amendment
No. 2 to Form S-3 (File No. 333-84371) filed with the SEC on
August 17, 1999).

Amendment No. 3 to Asset Purchase Agreement, dated as of August 17, 1999, 10.2 among Livent Inc., Livent International Inc., Livent (U.S.) Inc.,
Livent Realty (New York) Inc., Livent Realty (Chicago) Inc.
and SFX Entertainment, Inc.

Amendment No. 4 to Asset Purchase Agreement, dated as of August , 1999,    10.3
among Livent Inc., Livent International Inc., Livent (U.S.) Inc.,
Livent Realty (New York) Inc., Livent Realty (Chicago) Inc. and SFX Entertainment, Inc.